Document And Entity Information	6 Months Ended
Jun. 30, 2011
Document And Entity Information
Document Type	S-1
Amendment Flag	false
Document Period End Date	Jun 30, 2011
Document Fiscal Year Focus	2011
Entity Registrant Name	ZOGENIX, INC.
Entity Central Index Key	0001375151
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 7,672	$ 49,172	$ 44,911
Trade accounts receivable	3,218	4,474	0
Inventory, net	18,556	18,293	13,160
Prepaid expenses and other current assets	2,355	2,251	2,788
Total current assets	31,801	74,190	60,859
Property and equipment, net	15,009	15,434	12,991
Other assets	4,583	4,644	718
Total assets	51,393	94,268	74,568
LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)
Accounts payable	6,167	5,580	4,670
Accrued expenses	8,830	9,439	2,491
Accrued compensation	2,769	3,604	915
Revolving credit facility	3,612	3,449	0
Long-term debt, current portion	3,504	3,519	6,558
Deferred revenue, current portion	6,980	9,973	4,123
Total current liabilities	31,862	35,564	18,757
Long-term debt, less current portion	19,547	19,934	8,778
Deferred rent	330	360	103
Deferred revenue, less current portion	6,251	9,376	14,877
Convertible preferred stock warrant liability	0	0	5,041
Other long-term liabilities	545	300	0
Commitments and contingencies
Series A and B convertible preferred stock, $0.001 par value; 10,000,10,000 and 156,416 shares of Series A-1, A-2 and B authorized at June 30, 2011, December 31, 2010 and 2009, respectively; zero, zero and 142,398 shares of Series A-1, A-2 and B issued and outstanding at June 30, 2011, December 31, 2010 and 2009, respectively; aggregate liquidation preference of zero, zero and $149,758 at June 30, 2011, December 31, 2010 and 2009, respectively.	0	0	149,312
Stockholders' equity (deficit):
Common stock, $0.001 par value; 100,000, 100,000 and 183,983 shares authorized at June 30, 2011, December 31, 2010 and 2009, respectively; 34,022, 34,017 and 1,444 shares issued and outstanding at June 30, 2011, December 31, 2010 and 2009, respectively.	34	34	1
Additional paid-in capital	229,087	226,802	2,237
Accumulated deficit	(236,263)	(198,102)	(124,538)
Total stockholders' equity (deficit)	(7,142)	28,734	(122,300)
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$ 51,393	$ 94,268	$ 74,568

Consolidated Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Aggregate liquidation preference, value	$ 0	$ 0	$ 149,758,000
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	100,000,000	100,000,000	183,983,000
Common stock, shares issued	34,022,000	34,017,000	1,444,000
Common stock, shares outstanding	34,022,000	34,017,000	1,444,000
Series A-1, A-2 and B Convertible Preferred Stock [Member]
Preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	10,000,000	10,000,000	156,416,000
Preferred stock, shares issued	0	0	142,398,000
Preferred stock, shares outstanding	0	0	142,398,000

Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue:
Net product revenue	$ 16,151	$ 6,118	$ 19,069	$ 0	$ 0
Contract revenue	3,126	1,461	4,373	0	0
Total revenue	19,277	7,579	23,442	0	0
Operating expenses:
Cost of sales	8,850	5,302	12,846	0	0
Royalty expense	630	382	843	0	0
Research and development	17,406	11,389	28,643	21,438	33,910
Selling, general and administrative	27,940	25,422	51,270	14,102	11,820
Total operating expenses	54,826	42,495	93,602	35,540	45,730
Loss from operations	(35,549)	(34,916)	(70,160)	(35,540)	(45,730)
Other income (expense):
Interest income	19	3	5	10	696
Interest expense	(2,515)	(1,511)	(10,013)	(9,188)	(1,718)
Change in fair value of warrant liability	0	(13,020)	6,725	(755)	1,119
Other income (expense)	(103)	139	(111)	(416)	63
Total other income (expense)	(2,599)	(14,389)	(3,394)	(10,349)	160
Net loss before income taxes	(38,148)	(49,305)	(73,554)	(45,889)	(45,570)
Provision for income taxes	(13)	0	(10)	0	0
Net loss	$ (38,161)	$ (49,305)	$ (73,564)	$ (45,889)	$ (45,570)
Net loss per share, basic and diluted	$ (1.12)	$ (37.44)	$ (17.63)	$ (40.97)	$ (52.68)
Weighted average shares outstanding, basic and diluted	34,015	1,317	4,173	1,120	865

Consolidated Statements Of Convertible Preferred Stock And Stockholders' Equity (Deficit) (USD $) In Thousands	Series A Convertible Preferred Stock [Member]	Series B Convertible Preferred Stock [Member]	Common Stock [Member]	Additional Paid-In Capital [Member]	Accumulated Other Comprehensive Income [Member]	Accumulated Deficit [Member]	Total
Balance, Value at Dec. 31, 2007	$ 76,955	$ 0	$ 1	$ 150	$ 2	$ (33,079)	$ (32,926)
Shares, outstanding, Balance at Dec. 31, 2007	77,891	0	1,345
Comprehensive loss:
Unrealized loss on investments	0	0	0	0	(2)	0	(2)
Net loss and comprehensive loss	0	0	0	0	0	(45,570)	(45,570)
Comprehensive loss							(45,572)
Issuance of common stock in conjunction with exercise of stock options, value	0	0	0	2	0	0	2
Issuance of common stock in conjunction with exercise of stock options, shares	0	0	1
Vesting of early exercised stock options, value	0	0	0	43	0	0	43
Vesting of early exercised stock options shares	0	0	0
Stock-based compensation	0	0	0	919	0	0	919
Balance, Value at Dec. 31, 2008	76,955	0	1	1,114	0	(78,649)	(77,534)
Shares, outstanding, Balance at Dec. 31, 2008	77,891	0	1,346
Comprehensive loss:
Net loss and comprehensive loss	0	0	0	0	0	(45,889)	(45,889)
Issuance of common stock in conjunction with exercise of stock options, value	0	0	0	97	0	0	97
Issuance of common stock in conjunction with exercise of stock options, shares	0	0	98
Stock-based compensation	0	0	0	1,026	0	0	1,026
Issuance of Series B convertible preferred stock for cash at $1.10 per share, net of issuance costs of $774, shares	0	50,636	0
Issuance of Series B convertible preferred stock for cash at $1.10 per share, net of issuance costs of $774, value	0	54,930	0	0	0	0	0
Issuance of Series B convertible preferred stock from conversion of convertible notes, net of issuance costs of $30 - value	0	15,228	0	0	0	0	0
Issuance of Series B convertible preferred stock from conversion of convertible notes, net of issuance costs of $30 - shares	0	13,871	0
Beneficial conversion feature from issuance of convertible notes, value	0	3,009	0	0	0	0	0
Beneficial conversion feature from issuance of convertible notes, shares	0	0	0
Issuance of warrants for Series B convertible stock- value	0	(810)		0	0	0	0
Issuance of warrants for Series B convertible stock - shares	0	0	0
Balance, Value at Dec. 31, 2009	76,955	72,357	1	2,237	0	(124,538)	(122,300)
Shares, outstanding, Balance at Dec. 31, 2009	77,891	64,507	1,444
Comprehensive loss:
Net loss and comprehensive loss	0	0	0	0	0	(73,564)	(73,564)
Issuance of common stock in conjunction with exercise of stock options, value	0	0	0	71	0	0	71
Issuance of common stock in conjunction with exercise of stock options, shares	0	0	0
Vesting of early exercised stock options, value	0	0	0	59	0	0	59
Vesting of early exercised stock options shares	0	0	23
Stock-based compensation	0	0	0	2,507	0	0	2,507
Issuance of Series B convertible preferred stock from conversion of convertible notes, net of issuance costs of $30 - shares	0	0	3,874
Conversion of convertible preferred stock to common stock at initial public offering, value	(76,955)	(72,357)	14	149,298	0	0	149,312
Conversion of convertible preferred stock to common stock at initial public offering, shares	(77,891)	(64,507)	14,240
Issuance of common stock from conversion of convertible notes, net of issuance costs of $18 ,value	0	0	5	15,472	0	0	15,477
Issuance of common stock from initial public offering, net of issuance costs of $6,013, value	0	0	14	51,719	0	0	51,733
Issuance of common stock from initial public offering, net of issuance costs of $6,013, shares	0	0	14,436
Beneficial conversion feature from issuance of convertible notes, value	0	0	0	4,696	0	0	4,696
Beneficial conversion feature from issuance of convertible notes, shares	0	0	0
Conversion of warrants from warrants for preferred stock to warrants for common stock	0	0	0	743	0	0	743
Conversion of warrants from warrants for preferred stock to warrants for common stock, shares	0	0	0
Balance, Value at Dec. 31, 2010	0	0	34	226,802	0	(198,102)	28,734
Shares, outstanding, Balance at Dec. 31, 2010	0	0	34,017
Comprehensive loss:
Net loss and comprehensive loss	0	0	0	0	0	(38,161)	(38,161)
Issuance of common stock in conjunction with exercise of stock options, value	0	0	0	14	0	0	14
Issuance of common stock in conjunction with exercise of stock options, shares	0	0	5
Vesting of early exercised stock options, value	0	0	0	12	0	0	12
Vesting of early exercised stock options shares	0	0	0
Stock-based compensation	0	0	0	2,183	0	0	2,183
Warrants for common stock- value	0	0	0	76	0	0	76
Warrants for common stock - shares	0	0	0
Balance, Value at Jun. 30, 2011	$ 0	$ 0	$ 34	$ 229,087	$ 0	$ (236,263)	$ (7,142)
Shares, outstanding, Balance at Jun. 30, 2011	0	0	34,022

Consolidated Statements Of Convertible Preferred Stock And Stockholders' Equity (Deficit) (Parenthetical) (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2009 Series B Convertible Preferred Stock [Member]	Dec. 31, 2010 Common Stock [Member]
Issuance of Series B convertible preferred stock for cash, per share	$ 1.1
Issuance of stock, issuance costs	$ 774	$ 6,013
Issuance of stock from conversion of convertible notes, issuance costs	$ 30	$ 18

Consolidated Statements Of Cash Flows (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities
Net loss	$ (38,161)	$ (49,305)	$ (73,564)	$ (45,889)	$ (45,570)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	2,183	839	2,507	1,026	919
Depreciation and amortization	791	676	1,428	1,017	755
Provision for inventory reserve	438	(534)	(1,216)	2,497	0
Amortization of debt issuance costs and non-cash interest	782	805	1,582	4,297	349
Change in fair value of preferred stock warrant liability	0	13,020	(6,725)	755	(1,119)
Beneficial conversion feature from issuance of convertible notes	0	0	4,696	3,009	0
Loss on disposal and impairment of property and equipment	0	0	2	11	346
Accretion of discounts on investments, net of amortization premiums	0	0	0	0	(77)
Changes in operating assets and liabilities:
Trade accounts receivable	1,256	(2,022)	(4,474)	0	0
Inventory	(701)	(1,710)	(3,917)	(15,657)	0
Prepaid expenses and other current assets	(104)	141	537	(1,769)	391
Other assets	58	(4,466)	(3,976)	(176)	(285)
Accounts payable and accrued expenses	(901)	3,698	10,866	(396)	2,834
Deferred rent	(30)	(13)	(48)	(86)	169
Deferred revenue	(6,118)	3,050	350	19,000	0
Net cash used in operating activities	(40,507)	(35,821)	(71,952)	(32,361)	(41,288)
Investing activities:
Purchases of property and equipment	(366)	(1,162)	(3,442)	(2,057)	(4,615)
Purchases of short-term investments	0	0	0	0	(7,828)
Sales and maturities of short-term investments	0	0	0	0	9,650
Net cash used in investing activities	(366)	(1,162)	(3,442)	(2,057)	(2,793)
Financing activities:
Proceeds from issuance of common stock from initial public offering, net of issuance costs	0	0	51,733	0	0
Proceeds from issuance of convertible preferred stock, net of issuance costs	0	0	0	54,930	0
Proceeds from convertible notes, net of issuance costs	0	0	14,957	14,770	0
Proceeds from borrowings of long-term debt	0	0	25,000	0	17,802
Proceeds from revolving credit facility	4,242	0	6,072	0	0
Payments on borrowings of debt	(4,883)	(3,435)	(18,178)	(4,691)	(1,006)
Proceeds from exercise of common stock options	14	0	71	95	2
Net cash provided by financing activities	(627)	(3,435)	79,655	65,104	16,798
Net increase (decrease) in cash and cash equivalents	(41,500)	(40,418)	4,261	30,686	(27,283)
Cash and cash equivalents at beginning of period	49,172	44,911	44,911	14,225	41,508
Cash and cash equivalents at end of period	7,672	4,493	49,172	44,911	14,225
Supplemental disclosure of cash flow information:
Cash paid for interest	1,701	732	2,403	1,894	1,091
Noncash investing and financing activities:
Conversion of convertible preferred stock to common stock at initial public offering	0	0	149,312	0	0
Conversion of convertible notes and related interest to common stock, net of issuance costs	0	0	15,477	0	0
Reclassification of convertible preferred stock warrants to common stock warrants	0	0	743	0	0
Acquisition of leasehold paid by landlord	0	305	305	0	0
Purchase of property and equipment in accounts payable	38	680	126	213	305
Vesting of early exercised stock options	12	36	59	54	43
Conversion of convertible notes and related interest to convertible preferred stock, net of issuance costs	0	0	0	15,258	0
Warrants issued in connection with debt and convertible preferred stock	$ 76	$ 0	$ 0	$ 3,819	$ 1,327

Organization And Basis Of Presentation	6 Months Ended
Jun. 30, 2011
Organization And Basis Of Presentation
Organization And Basis Of Presentation
1.	Organization and Basis of Presentation

Zogenix, Inc. (the Company) is a pharmaceutical company commercializing and developing products for the treatment of central nervous system disorders and pain. The Company's first commercial product, Sumavel™ DosePro™ (sumatriptan injection) Needle-free Delivery System, offers fast-acting, easy-to-use, needle-free subcutaneous delivery of sumatriptan for the acute treatment of migraine and cluster headache in a pre-filled, single-use delivery system. Sumavel DosePro was approved by the U.S. Food and Drug Administration (FDA) on July 15, 2009 and was launched in the United States in January 2010.

The Company was incorporated in the state of Delaware on May 11, 2006 as SJ2 Therapeutics, Inc. and commenced operations on August 25, 2006. On August 28, 2006, the Company changed its name to Zogenix, Inc.

The Company has incurred significant net losses since inception and has relied on its ability to fund its operations through equity financings, debt financings, revenues from the sale of its product Sumavel DosePro, and proceeds from business collaborations. As the Company continues to incur losses, successful transition to profitability is dependent upon achieving a level of revenues adequate to support the Company's cost structure. This may not occur and, unless and until it does, the Company will continue to need to raise additional cash.

On June 30, 2011 the Company amended certain terms of its loan agreement with Oxford Finance LLC, as successor in interest to Oxford Finance Corporation (Oxford), and Silicon Valley Bank (SVB) including the deferral of principal repayment to commence on February 1, 2012 (see note 4) and in July 2011, the Company entered into equity and royalty financing agreements with Cowen Healthcare Royalty Partners II, L.P. (Cowen Royalty) pursuant to which the Company borrowed  $30,000,000 from Cowen Royalty and sold  $1,500,000 of its common stock resulting in net proceeds of  $29,500,000 to the Company (see note 11). Based on the Company's operating plan, together with its current cash and cash equivalents, estimated future product revenues, availability under its revolving credit facility as of June 30, 2011 and the proceeds from the recently completed financing with Cowen Royalty, the Company expects its cash resources will be sufficient to fund its operations into the fourth quarter of 2011.

Management expects operating losses and negative cash flows to continue for at least the next several years as the Company continues to incur costs related to the continued development of its product candidates and commercialization of its approved product. Management may pursue additional equity or debt financings if required to help support its planned operations through December 31, 2011. There can be no assurance that the Company will be able to obtain any source of financing on acceptable terms, or at all. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of liabilities in the normal course of business.

Initial Public Offering

On November 29, 2010, the Company completed its Initial Public Offering (IPO) of common stock pursuant to a Registration Statement that was declared effective on November 22, 2010. In the IPO, the Company sold 14,000,000 shares of its common stock, at a price of  $4.00 per share. The underwriters had an option to sell up to an additional 2,100,000 shares at  $4.00 per share pursuant to an over-allotment option granted. A total of 436,493 shares were sold pursuant to the overallotment option on December 27, 2010. As a result of the IPO, the Company raised a total of  $51,733,000 in net proceeds after deducting underwriting discounts and commissions of  $2,743,000 and offering expenses of  $3,270,000. Costs directly associated with the Company's IPO were capitalized and recorded as deferred IPO costs prior to the closing of the IPO. These costs have been recorded as a reduction of the proceeds received in arriving at the amount recorded in additional paid-in capital.

Upon the closing of the IPO, all outstanding convertible preferred stock converted into 14,239,797 shares of common stock. Also upon the closing of the IPO,  $15,495,000 of unsecured convertible notes (including accrued interest thereon) converted into 3,873,756 shares of the Company's common stock. Certain warrants to purchase convertible preferred stock were terminated unexercised at the completion of the offering and the remaining warrants to purchase convertible preferred stock converted into warrants to purchase common stock. The preferred stock warrant liability was reclassified to additional paid-in capital upon the conversion of warrants to purchase preferred stock into warrants to purchase common stock.

Common Stock Split

On November 3, 2010, the Company's board of directors approved a 10 for 1 reverse stock split of the Company's outstanding common stock. The accompanying consolidated financial statements and notes to the consolidated financial statements give retroactive effect to the reverse stock split for all periods presented.

Reclassification

In the fourth quarter of 2010, the Company reclassified certain manufacturing variances incurred in the production of sample product to selling, general and administrative expenses. These expenses were previously recorded under cost of sales. Accordingly, cost of sales has been decreased by  $1,643,000. This reclassification does not have any effect on net loss for 2010, nor does it have any effect on prior years.

Summary Of Significant Accounting Policies	6 Months Ended
Jun. 30, 2011
Summary Of Significant Accounting Policies
Summary Of Significant Accounting Policies
2.	Summary of Significant Accounting Policies

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results may differ from those estimates.

Principles of Consolidation

The consolidated financial statements include the accounts of Zogenix, Inc. and its wholly owned subsidiary Zogenix Europe Limited, which was incorporated under the laws of England and Wales in June 2010. All intercompany transactions and investments have been eliminated in consolidation. Zogenix Europe Limited's functional currency is the U.S. dollar, the reporting currency of its parent.

Unaudited Interim Financial Results

The accompanying interim consolidated balance sheet as of June 30, 2011, the consolidated statements of operations and cash flows for the six months ended June 30, 2011 and 2010 and consolidated statement of convertible preferred stock and stockholders' equity (deficit) for the six months ended June 30, 2011, and the related information contained in the notes to the consolidated financial statements are unaudited. These unaudited interim consolidated financial statements and notes have been prepared on the same basis as the audited financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's consolidated financial position as of June 30, 2011 and its consolidated results of operations and cash flows for the six months ended June 30, 2011 and 2010. The results of operations for the six months ended June 30, 2011 are not necessarily indicative of the results to be expected for the year ending December 31, 2011 or for any other interim period or for any other future year.

Cash and Cash Equivalents

The Company considers cash equivalents to be only those investments which are highly liquid, readily convertible to cash and which mature within three months from date of purchase.

Restricted Cash

During 2009, the Company had a certificate of deposit for  $209,000 as collateral for a letter of credit issued in connection with an operating lease. In December 2009, the requirement for the letter of credit was released in connection with the amendment of the operating lease. In December 2009, the Company issued a letter of credit for  $200,000 in connection with another operating lease. The letter of credit is collateralized by a certificate of deposit in the same amount. Restricted cash of  $200,000 at December 31, 2010 and 2009 is included in other assets on the consolidated balance sheet.

Accounts Receivable

Trade accounts receivable are recorded at the invoice amount net of allowances for cash discounts for prompt payment. The Company evaluates the collectability of its accounts receivable based on a variety of factors including the length of time the receivables are past due, the financial health of the customer and historical experience. Based upon the review of these factors, the Company did not record an allowance for doubtful accounts at December 31, 2010. The need for bad debt allowance is evaluated each reporting period.

Fair Value Measurements

The carrying amount of financial instruments consisting of cash, trade accounts receivable, prepaid expenses and other current assets, accounts payable, accrued liabilities, accrued compensation, borrowings under the revolving credit facility and current portion of long-term debt included in the Company's consolidated financial statements are reasonable estimates of fair value due to their short maturities. Based on the borrowing rates currently available to the Company for loans with similar terms, management believes the fair value of long-term debt approximates its carrying value.

Authoritative guidance establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1:	Observable inputs such as quoted prices in active markets;

Level 2:	Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3:	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

Assets and liabilities measured at fair value on a recurring basis as of June 30, 2011, December 31, 2010 and 2009 are as follows (in thousands):

	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
At June 30, 2011
Assets
Money market fund shares(1)	$2,534	$0	$0	$2,534

At December 31, 2010
Assets
Money market fund shares(1)	$42,615	$0	$0	$42,615

At December 31, 2009
Assets
Money market fund shares(1)	$44,111	$0	$0	$44,111

Liabilities
Convertible preferred stock warrant liability(2)	$0	$0	$5,041	$5,041

(1)	Money market fund shares are included as a component of cash and cash equivalents on the consolidated balance sheet.
(2)	Convertible preferred stock warrants were measured at fair value using either the Black-Scholes option pricing valuation model or a binomial model depending on the characteristics of the warrants.

The following table provides a reconciliation of liabilities measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2010 and 2009 (in thousands):

Convertiable Preferred Stock Warrant Liability
Balance at December 31, 2008	$467
Issuance of convertible preferred stock warrants	3,819
Changes in fair value of warrants	755

Balance at December 31, 2009	5,041
Issuance of convertible preferred stock warrants	2,427
Reclassification of convertible preferred stock warrants to common stock warrants	(743)
Changes in fair value of warrants	(6,725)

Balance at December 31, 2010	$0

Concentration of Credit Risk, Sources of Supply and Significant Customers

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Company maintains accounts in federally insured financial institutions in excess of federally insured limits. The Company also maintains investments in money market funds and similar short-term investments that are not federally insured. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which these deposits are held and of the money market funds and other entities in which these investments are made. Additionally, the Company has established guidelines regarding the diversification of its investments and their maturities, which are designed to maintain safety and liquidity.

The Company sells its products primarily to established wholesale distributors in the pharmaceutical industry. Credit is extended based on an evaluation of the customer's financial condition, and collateral is not required. Approximately 87.1% of the trade accounts receivable balance as of December 31, 2010 represents amounts due from three wholesale distributors. The Company evaluates the collectability of its accounts receivable based on a variety of factors including the length of time the receivables are past due, the financial health of the customer and historical experience. Based upon the review of these factors, the Company did not record an allowance for doubtful accounts at June 30, 2011 or December 31, 2010.

The Company relies on third-party manufacturers for the production of Sumavel DosePro and single source third-party suppliers to manufacture several key components of Sumavel DosePro. If the Company's third-party manufacturers are unable to continue manufacturing Sumavel DosePro, or if the Company lost one or more of its single source suppliers used in the manufacturing process, the Company may not be able to meet market demand for its product.

Astellas Pharma US, Inc. (Astellas) provides a significant amount of funding for the advertising and promotional costs for Sumavel DosePro and co-promotes the product in the United States. See Note 3 for more detailed information regarding this collaboration.

Inventory

Inventory is stated at the lower of cost or market. Cost, which includes amounts related to materials, labor and overhead, is determined in a manner which approximates the first-in, first-out (FIFO) method. The Company capitalizes inventory produced in preparation for product launches upon FDA approval when costs are expected to be recoverable through the commercialization of the product. The Company provides reserves for potentially excess, dated or obsolete inventories based on an analysis of inventory on hand and on firm purchase commitments compared to forecasts of future sales.

Property and Equipment, Net

Property and equipment is recorded at cost, net of accumulated depreciation and amortization. Depreciation is calculated on a straight-line basis over the estimated useful lives of the respective assets, as follows:

Computer equipment and software	3 years
Furniture and fixtures	3-7 years
Manufacturing equipment and tooling	3-15 years
Leasehold improvements	Shorter of estimated useful life or lease term

Impairment of Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. There were immaterial charges as a result of impairment losses through June 30, 2011.

Warrants for Convertible Preferred Stock

In accordance with accounting guidance for warrants for shares in redeemable securities, the Company classifies warrants for convertible preferred stock as liabilities on the consolidated balance sheet. The Company adjusts the carrying value of these convertible preferred stock warrants to their estimated fair value at each reporting date with the increases or decreases in the fair value of such warrants recorded as change in fair value of warrant liability in the consolidated statement of operations.

Revenue Recognition

The Company recognizes revenue from the sale of Sumavel DosePro and from license fees and milestones earned on collaborative arrangements. Revenue is recognized when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred and title has passed, (iii) the price is fixed or determinable and (iv) collectability is reasonably assured.

Product Revenue

The Company sells Sumavel DosePro product in the United States to wholesale pharmaceutical distributors, and on a limited basis to retail pharmacies, or collectively the Company's customers, subject to rights of return within a period beginning six months prior to, and ending 12 months following, product expiration. Given the limited sales history of Sumavel DosePro, the Company currently cannot reliably estimate expected returns of the product at the time of shipment. Accordingly, the Company defers recognition of revenue on product shipments of Sumavel DosePro until the right of return no longer exists, which occurs at the earlier of the time Sumavel DosePro units are dispensed through patient prescriptions or expiration of the right of return. Units dispensed are generally not subject to return, except in the rare cases where the product malfunctions or the product is damaged in transit. The Company estimates patient prescriptions dispensed using an analysis of third-party information, including third-party market research data, information obtained from certain wholesalers with respect to inventory levels at wholesalers and inventory movement and retail pharmacy re-stocking activity. Sumavel DosePro was launched in January 2010 and, accordingly, the Company does not have significant history estimating the number of patient prescriptions dispensed. If the Company underestimates or overestimates patient prescriptions dispensed for a given period, adjustments to revenue may be necessary in future periods.

As a result of this policy, the Company recognized  $16,151,000 and  $6,118,000 in Sumavel dosePro product revenue from U.S. customers for the six months ended June 30, 2011 and 2010, respectively and  $18,647,000 in Sumavel DosePro product revenue from U.S. customers for the year ended December 31, 2010, which is net of estimated wholesaler and retail pharmacy discounts, stocking allowances, prompt pay discounts, chargebacks, rebates and patient discount programs. The Company has a deferred revenue balance of  $729,000 and  $3,722,000 at June 30, 2011 and December 31, 2010, respectively, for Sumavel DosePro product shipments, which is net of estimated wholesaler and retail pharmacy discounts, stocking allowances, prompt pay discounts, chargebacks, rebates and patient discount programs.

The Company will continue to recognize revenue upon the earlier to occur of prescription units dispensed or expiration of the right of return until it can reliably estimate product returns. The Company expects a change in revenue recognition may not result in a material impact to revenues upon the initial change in methodology as it would contemporaneously recognize an accrual for potential returns on units of Sumavel DosePro sold to wholesalers that remain unconsumed by patients. This amount of the initial accrual for returns will not be known until such time a change in methodology is made. In addition, the costs of manufacturing Sumavel DosePro associated with the deferred revenue are recorded as deferred costs, which are included in inventory, until such time the related deferred revenue is recognized.

Sumavel DosePro is also sold to third parties that license the rights to market and sell the product in territories outside of the United States. Under these arrangements, Sumavel DosePro is sold at a specified transfer price with the right of return available for damaged goods upon receipt or in the event of a recall. All risk for retail and wholesaler fees and discounts, collectability of customer receivables, customer returns and expiration of the product remain with the licensee. The Company also receives royalties on net sales of Sumavel DosePro at a predetermined rate as a pass through of royalties payable to Aradigm. As such, the Company recognizes revenues for product sales under license arrangements upon acceptance of the product (generally at point of shipment). The Company did not recognize any product revenues for the six months ended June 30, 2011 and 2010, respectively, in sales under license arrangements. The Company recognized  $422,000 in product revenues for the year ended December 31, 2010 in sales under license arrangements.

Product Sales Allowances

The Company recognizes product sales allowances as a reduction of product sales in the same period the related revenue is recognized. Product sales allowances are based on amounts owed or to be claimed on the related sales. These estimates take into consideration the terms of the Company's agreements with customers and third-party payors and the levels of inventory within the distribution channels that may result in future rebates or discounts taken. In certain cases, such as patient support programs, the Company recognizes the cost of patient discounts as a reduction of revenue based on estimated utilization. If actual future results vary, the Company may need to adjust these estimates, which could have an effect on product revenue in the period of adjustment. The Company's product sales allowances include:

Wholesaler and Retail Pharmacy Discounts.    The Company offers discounts to certain wholesale distributors and retail pharmacies based on contractually determined rates. The Company accrues the discount on shipment to the respective wholesale distributors and retail pharmacies and recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

Prompt Pay Discounts.    The Company offers cash discounts to its customers, generally 2% of the sales price, as an incentive for prompt payment. The Company accounts for cash discounts by reducing accounts receivable by the full amount and recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

Chargebacks.    The Company provides discounts primarily to authorized users of the Federal Supply Schedule (FSS) of the General Services Administration under an FSS contract negotiated by the Department of Veterans Affairs and various organizations under Medicaid contracts and regulations. These entities purchase products from the wholesale distributors at a discounted price, and the wholesale distributors then charge back to the Company the difference between the current retail price and the price the entity paid for the product. The Company estimates and accrues chargebacks based on estimated wholesaler inventory levels, current contract prices and historical chargeback activity. Chargebacks are recognized as a reduction of revenue in the same period the related revenue is recognized.

Rebates.    The Company participates in certain rebate programs, which provide discounted prescriptions to qualified insured patients. Under these rebate programs, the Company pays a rebate to the third-party administrator of the program, generally two to three months after the quarter in which prescriptions subject to the rebate are filled. The Company estimates and accrues these rebates based on current contract prices, historical and estimated future percentages of product sold to qualified patients and estimated levels of inventory in the distribution channel. Rebates are recognized as a reduction of revenue in the same period the related revenue is recognized.

Patient Discount Programs.    The Company offers discount card programs to patients for Sumavel DosePro in which patients receive discounts on their prescriptions that are reimbursed by the Company. The Company estimates the total amount that will be redeemed based on levels of inventory in the distribution and retail channels and recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

Stocking Allowances.    The Company may offer discounts and extended payment terms, generally in the month of the initial commercial launch of a new product, on the first order made by certain wholesale distributors and retail pharmacies based on contractually determined rates. The Company accrues the discount on shipment to the respective wholesale distributors and retail pharmacies and recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

Contract Revenue

The Company recognizes revenues related to license fees and milestone payments received under its Co-Promotion Agreement with Astellas entered into in July 2009 (Co-Promotion Agreement). Revenue arrangements with multiple deliverables are divided into separate units of accounting if criteria are met, including whether the deliverable has stand-alone value to the customer and the customer has a general right of return relative to the delivered item and delivery or performance of the undelivered item is probable and substantially within the vendor's control. Arrangement consideration is allocated at the inception of the arrangement to all deliverables on the basis of their relative selling price. The selling price for each deliverable is determined using (i) vendor-specific objective evidence of selling price (VSOE), if it exists, (ii) third-party evidence of selling price (TPE) if VSOE does not exist, and (iii) the Company's best estimate of the selling price if neither VSOE nor TPE exists. For transactions entered into prior to January 1, 2011, revenue is recognized for each deliverable based upon the applicable revenue recognition criteria discussed above and upon acceptance of goods or performance of service. Effective January 1, 2011, for new or significantly modified transactions, the Company allocates revenue consideration, excluding contingent consideration, based on the relative selling prices of the separate units of accounting contained within an arrangement containing multiple deliverables.

Collaborative Arrangements

Effective January 1, 2009, the Company implemented new authoritative guidance related to accounting for collaborative arrangements. The new guidance requires that certain transactions between collaborators be recorded in the consolidated statement of operations on either a gross or net basis within revenues or operating expenses, depending on the characteristics of the collaboration relationship, and provides for enhanced disclosure of collaborative relationships. The Company evaluates its collaborative agreements for proper classification of shared expenses, license fees, milestone payments and any reimbursed costs within the consolidated statement of operations based on the nature of the underlying activity. If payments to and from collaborative partners are not within the scope of other authoritative accounting literature, the statement of operations classification for the payments is based on a reasonable, rational analogy to authoritative accounting literature that is applied in a consistent manner. For collaborations relating to commercialized products, if the Company acts as the principal in the sale of goods or services, the Company records revenue and the corresponding operating costs in its respective line items within the consolidated statement of operations based on the nature of the shared expenses. Per authoritative accounting guidance, the principal is the party who is responsible for delivering the product to the customer, has latitude with establishing price and has the risks and rewards of providing product to the customer, including inventory and credit risk. Effective January 1, 2011, for collaborations relating to research or development arrangements the Company will recognize revenue for a payment that is contingent upon the achievement of a substantive milestone in its entirety in the period in which the milestone is achieved.

Research and Development Expenses

All costs of research and development are expensed in the period incurred. Research and development costs primarily consist of salaries and related expenses for personnel, stock-based compensation expense, outside service providers, facilities costs, fees paid to consultants, professional services, travel costs, dues and subscriptions, depreciation and materials used in clinical trials and research and development. The Company expenses costs relating to the purchase and production of pre-approval inventories as research and development expense in the period incurred until FDA approval. The Company received FDA approval for Sumavel DosePro in July 2009, after which it began capitalizing costs as inventory related to the production of Sumavel DosePro, including the cost of materials, third-party manufacturing costs, freight and indirect personnel and other overhead costs.

The Company reviews and accrues clinical trials expenses based on work performed, which relies on estimates of total costs incurred based on completion of patient studies and other events. The Company follows this method since reasonably dependable estimates of the costs applicable to various stages of a research agreement or clinical trial can be made. Accrued clinical development costs are subject to revisions as trials progress to completion. Revisions are charged to expense in the period in which the facts that give rise to the revision become known.

Advertising Expense

The Company records the cost of its advertising efforts when services are performed or goods are delivered. The Company incurred approximately  $2,379,000 and  $2,885,000 in advertising costs for the six months ended June 30, 2011 and 2010, respectively, and  $4,308,000,  $1,072,000 and  $0 in advertising costs for the years ended December 31, 2010, 2009 and 2008, respectively. At June 30, 2011, December 31, 2010 and 2009, the Company capitalized advertising costs of  $6,000,  $93,000 and  $203,000, respectively, in prepaid and other current assets.

Income Taxes

Deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax basis of assets and liabilities using enacted tax rates which will be in effect when the differences reverse. The Company provides a valuation allowance against net deferred tax assets unless, based upon the available evidence, it is more likely than not that the deferred tax asset will be realized. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position.

Foreign Currency Transactions

Gains or losses resulting from transactions denominated in foreign currencies are included in other income (expense) in the consolidated statements of operations. The Company recorded gains and losses from foreign currency transactions in other income (expense) of ( $103,000) and  $139,000, respectively, for the six months ended June 30, 2011 and 2010 and ( $111,000), ( $416,000), and  $63,000 for the years ended December 31, 2010, 2009 and 2008, respectively.

Stock-Based Compensation

Stock-based compensation cost is measured at the grant date, based on the estimated fair value of the award, and is recognized as expense over the employee's requisite service period on a straight-line basis. As of December 31, 2010, there were no outstanding equity awards with market or performance conditions. Equity awards issued to non-employees are recorded at their fair value on the measurement date and are re-measured at each reporting date as the underlying awards vest unless the instruments are fully vested, immediately exercisable and nonforfeitable on the date of grant.

Comprehensive Loss

Comprehensive loss represents all changes in stockholders' equity except those resulting from investments or contributions by stockholders. The Company's other comprehensive loss for 2008 consisted of unrealized losses on available-for-sale securities and is reported in stockholders' equity.

Net Loss per Share

Basic net loss per share is calculated by dividing the net loss by the weighted average number of common shares outstanding for the period reduced by weighted average shares subject to repurchase, without consideration for common stock equivalents. Diluted net loss per share is computed by dividing the net loss by the weighted average number of common share equivalents outstanding for the period determined using the treasury-stock method and as-if converted method, as applicable. For purposes of this calculation, preferred stock, stock options and warrants are considered to be common stock equivalents and are only included in the calculation of diluted net loss per share when their effect is dilutive.

The following table presents the computation of basic and diluted net loss per share (in thousands, except per share amounts):

	Six Months Ended June 30,		Year Ended December 31,
	2011	2010	2010	2009	2008
Numerator
Net loss	$(38,161)	$(49,305)	$(73,564)	$(45,889)	$(45,570)
Denominator
Weighted average common shares outstanding	34,021	1,444	4,267	1,359	1,346
Weighted average shares subject to repurchase	(6)	(127)	(94)	(239)	(481)

Weighted average shares outstanding, basic and diluted	34,015	1,317	4,173	1,120	865

Basic and diluted net loss per share	$(1.12)	$(37.44)	$(17.63)	$(40.97)	$(52.68)

Potentially dilutive securities not included in the calculation of diluted net loss per share because to do so would be anti-dilutive are as follows (in thousands, of common equivalent shares):

	Six Months Ended June 30,		Year Ended December 31,
	2011	2010	2010	2009	2008
Convertible preferred stock	0	0	0	14,240	7,789
Convertible preferred stock warrants	0	0	0	1,389	98
Common stock warrants	283	1,389	257	0	0
Common stock subject to repurchase	2	52	15	190	360
Common stock options and restricted stock units	3,389	1,478	1,479	808	582

	3,674	2,919	1,751	16,627	8,829

Segment Reporting

Management has determined that the Company operates in one business segment, which is the commercialization and development of pharmaceutical products.

Recent Accounting Pronouncements

In October 2009, the Financial Accounting Standards Board (the FASB) issued an Accounting Standard Update which replaced the concept of allocating revenue consideration amongst deliverables in a multiple-element revenue arrangement according to fair value with an allocation based on selling price. The amended guidance also establishes a hierarchy for determining the selling price of revenue deliverables sold in multiple element revenue arrangements. The selling price used for each deliverable will be based on vendor-specific objective evidence ("VSOE") if available, third-party evidence if VSOE is not available, or management's estimate of an element's stand-alone selling price if neither VSOE nor third-party evidence is available. The amendments in this update also require an allocation of selling price amongst deliverables be performed based upon each deliverable's relative selling price to total revenue consideration, rather than on the residual method previously permitted. The updated guidance is effective for the first annual reporting period beginning on or after June 15, 2010, and may be applied retrospectively for all periods presented or prospectively to arrangements entered into or materially modified after the adoption date. The Company prospectively adopted the updated guidance on January 1, 2011 and will apply the amended guidance to revenue arrangements containing multiple deliverables that are entered into or significantly modified on or after January 1, 2011. As the Company did not enter into any new collaborations or materially modify any existing collaborations, adoption of this guidance had no impact on the Company's results of operations for the six months ended June 30, 2011.

In March 2010, the FASB Emerging Issues Task Force (EITF) ratified a new accounting standard which amends guidance on the milestone method of revenue recognition. The EITF concluded that the milestone method is a valid application of the proportional performance model when applied to research or development arrangements. Milestones, as defined per the revised guidance, are (1) events that can only be achieved in whole or in part on either the entity's performance or on the occurrence of a specific outcome resulting in the entity's performance (2) for which there is substantive uncertainty at the date the arrangement is entered into that the event will be achieved and (3) that would result in additional payments being due to the Company. The Company evaluates events under this guidance at the inception of an arrangement to determine the existence of milestones and if they are substantive. This standard allows an entity to make an accounting policy election to recognize a payment that is contingent upon the achievement of a substantive milestone in its entirety in the period in which the milestone is achieved. This standard is effective for fiscal years beginning on or after June 15, 2010 with early adoption permitted. The guidance may be applied prospectively for milestones achieved after the adoption date or retrospectively for all periods presented. The Company adopted this guidance on January 1, 2011 on a prospective basis. Adoption of this guidance did not have a material impact on the Company's results of operations.

In June 2011, the FASB issued an Accounting Standards Update which requires entities to present reclassification adjustments included in other comprehensive income on the face of the financial statements and allows entities to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate consecutive statements. It also eliminates the option for entities to present components of other comprehensive income as part of the statement of changes to stockholders equity. The updated guidance is effective for fiscal and interim periods beginning after December 15, 2011, with early adoption permitted. The adoption of this updated standard is not expected to have a material effect on the Company's results of operations.

Collaboration, License And Purchase Agreements	6 Months Ended
Jun. 30, 2011
Collaboration, License And Purchase Agreements
Collaboration, License And Purchase Agreements
3.	Collaboration, License and Purchase Agreements

Astellas Pharma US, Inc. Co-Promotion Agreement

In July 2009, the Company entered into the Co-Promotion Agreement with Astellas. Under the terms of the agreement, the Company granted Astellas the co-exclusive right (with the Company) to market and sell Sumavel DosePro in the United States (excluding Puerto Rico and the other territories and possessions of the United States) until June 30, 2013. Astellas has the option to extend the term of the agreement by an additional year in its sole discretion contingent upon Astellas' payment to the Company of a predetermined option fee. In addition, Astellas has a right to opt-in to the commercialization of potential line extensions of Sumavel DosePro. Under the agreement, both Astellas and the Company are obligated to collaborate and fund the marketing of Sumavel DosePro and to provide annual minimum levels of sales effort directed at Sumavel DosePro during the term. In 2011 and throughout the remainder of the term, these minimum sales efforts are set forth as a minimum number of annual primary detail equivalents. The Company is responsible for the manufacture, supply, and distribution of commercial product for sale in the United States. In addition, the Company will supply product samples to Astellas, and Astellas will pay the Company for such samples, at an agreed upon transfer price.

Astellas may terminate the agreement for any reason or no reason upon 180-days written notice or at any time in the event the Company undergoes a change of control (as defined in the agreement). In addition, Astellas may terminate the agreement if a governmental authority takes action that prevents or makes it unlawful for Astellas to perform its obligations under the agreement, in the event of the Company's inability to supply commercial product, under certain circumstances where a third party asserts that the making or selling of Sumavel DosePro infringes the intellectual property rights of a third party, or if the Company materially breaches its minimum sales effort obligations and does not cure such breach within a specified period. In the event a termination pursuant to the reasons set forth in the previous sentence takes place, the Company would be required to pay Astellas the first of the two annual tail payments described below. The Company may terminate the agreement in the event that Astellas materially breaches its minimum sales effort obligations and does not cure such breach within a specified period. Either party may terminate the agreement upon the occurrence of a large scale recall or market withdrawal of Sumavel DosePro, a failure of the Sumavel DosePro brand to achieve certain minimum sales levels in 2011, a material uncured breach by the other party, insolvency or bankruptcy of the other party, or other event which affects the other party's ability to perform its obligations under the agreement.

In connection with execution of the Co-Promotion Agreement, Astellas made a non-refundable up-front payment of  $2,000,000 and agreed to make an additional  $18,000,000 of payments to the Company upon the achievement of a series of milestones. As of December 31, 2009, Astellas paid a total of  $17,000,000 in milestone payments with the remaining  $1,000,000 of milestone payments made in 2010 for a total of  $20,000,000 in proceeds paid to the Company. In consideration for Astellas' performance of its commercial efforts, the Company is required to pay Astellas a service fee on a quarterly basis that represents a fixed percentage of between 45% and 55% of Sumavel DosePro net sales to primary care physicians, OB/GYNs, emergency medicine physicians, and urologists in the United States (Astellas Segment). Astellas is not compensated for Sumavel DosePro sales to neurologists, any other prescribers not included in the Astellas Segment or for non-retail sales. In addition, upon completion of the co-promotion term, Astellas generally will be eligible to receive two additional annual tail payments calculated as decreasing fixed percentages (ranging from a mid-twenties down to a mid-teen percentage) of net sales in the Astellas Segment in the last 12 months of its active promotion. The Company is paid by Astellas the lesser of its direct out-of-pocket costs or a fixed fee for all sample units they order for distribution to their sales force.

In accordance with accounting guidance for revenue arrangements with multiple deliverables, the Company identified the deliverables in the Co-Promotion Agreement and divided them into separate units of accounting as follows: (i) co-exclusive right to promote Sumavel DosePro combined with the manufacturing and supply of commercial and sample product and (ii) sales support of Sumavel DosePro. The Company concluded both units of accounting require recognition ratably through the term of the Co-Promotion Agreement beginning with the date of the launch of Sumavel DosePro (January 2010) through June 30, 2013, subject to a one-year extension at Astellas' option upon Astellas' payment of a pre-determined fee to the Company, and therefore, the allocation of the up-front and milestone financial consideration is not necessary. Consequently, the Company has recorded the  $20,000,000 in upfront and milestone payments received from Astellas as deferred revenue in the consolidated balance sheet at June 30, 2011 and December 31, 2010. Beginning with the launch of Sumavel DosePro in January 2010, the Company began amortizing the upfront and milestone payments as contract revenue in the consolidated statement of operations over the term of the Co-Promotion Agreement. For the six months ended June 30, 2011 and 2010 and the year ended December 31, 2010, the Company recognized  $3,126,000,  $1,461,000 and  $4,373,000, respectively, of contract revenue. As of June 30, 2011, December 31, 2010 and 2009, the remaining balance of these payments in deferred revenue was  $12,502,000,  $15,627,000 and  $19,000,000, respectively.

Amounts received from Astellas for shared marketing costs and sample product are reflected as a reduction of selling, general and administrative expenses, and amounts payable to Astellas for shared marketing expenses and service fees are reflected as selling, general and administrative expenses.

For the six months ended June 30, 2011 and 2010 and the years ended December 31, 2010, 2009 and 2008, the Company recognized shared marketing expense of  $1,245,000,  $2,764,000,  $3,853,000,  $2,213,000, and  $0 respectively, under the Co-Promotion Agreement. For the six months ended June 30, 2011 and 2010 and for the year ended December 31, 2010, the Company incurred  $3,184,000,  $1,149,000 and  $3,660,000 in service fee expenses. There were no service fee costs incurred during the years ended 2009 and 2008.

Desitin Arzneimittel GmbH Licensing and Distribution Agreement

In March 2008, the Company entered into a licensing and distribution agreement with Desitin Arzneimittel GmbH (Desitin), a private German pharmaceutical company focused on the development, manufacturing and distribution of products for the treatment of CNS disorders. Under the terms of the agreement, the Company licensed to Desitin the exclusive development and commercialization rights to Sumavel DosePro for the European Union, Norway, Switzerland and Turkey. Desitin will oversee, and be responsible for the expenses related to, all clinical development, regulatory approval and commercialization efforts required to market Sumavel DosePro in the territories in which Desitin elects to develop and market Sumavel DosePro. The Company has agreed to manufacture and supply the product to Desitin for commercial sale. Desitin has agreed to pay the Company a specified transfer price for commercial product and a low single-digit percentage royalty on net sales of the product. In November 2010, Desitin received regulatory approval for the commercialization of Sumavel DosePro in Denmark. It received subsequent approvals in Germany, Sweden, Norway and the United Kingdom. In connection with such approvals and in anticipation of launch in those markets, the Company recognized no revenue for sales to Desitin for the six month ended June 30, 2011 and 2010 and  $422,000 of revenue for the year ended December 31, 2010.

Elan Pharma International Limited License Agreement

In November 2007, the Company entered into a License Agreement with Elan Pharma International Ltd. (Elan), which was amended in September 2009. Under the terms of this License Agreement, Elan granted the Company an exclusive license in the United States and its possessions and territories, with defined sub-license rights to third parties other than certain technological competitors of Elan, to certain Elan intellectual property rights related to the Company's Zohydro product candidate. The License Agreement grants the Company the exclusive right under certain Elan patents and patent applications to import, use, offer for sale and sell oral controlled-release capsule or tablet formulations of hydrocodone, where hydrocodone is the sole active ingredient, for oral prescriptions in the treatment or relief of pain, pain syndromes or pain associated with medical conditions or procedures in the United States. This right enables the Company to exclusively develop and sell Zohydro in the United States. Elan has retained the exclusive right to take action in the event of infringement or threatened infringement by a third party of Elan's intellectual property rights under the License Agreement. The Company has the right to pursue an infringement claim against the alleged infringer should Elan decline to take or continue an action.

Under the terms of the License Agreement, the Company and Elan agreed that, subject to the future negotiation of a commercial manufacture and supply agreement, Elan, or an affiliate of Elan, will have the sole and exclusive right to manufacture and supply finished commercial product of Zohydro to the Company under agreed upon financial terms.

Elan also granted the Company, in the event that Elan is unwilling or unable to manufacture or supply commercial product to the Company, a non-exclusive license to make product under Elan's intellectual property rights. This non-exclusive license also includes the right to sublicense product manufacturing to a third party, other than certain technology competitors of Elan.

Under the License Agreement, the Company paid an upfront fee of  $500,000 to Elan, which was recorded as research and development expense. As of June 30, 2011, the Company may be obligated to pay Elan up to  $4,500,000 in total future milestone payments with respect to Zohydro (formerly ZX002) depending upon the achievement of various development and regulatory events. The Company is also required to pay a mid single-digit percentage royalty on net sales of the product for an initial royalty term equal to the longer of the expiration of Elan's patents covering the product in the United States, or 15 years after commercial launch, if Elan does not have patents covering the product in the United States. After the initial royalty term, the License Agreement will continue automatically for three-year rolling periods during which the Company will continue to pay royalties to Elan on net sales of the product at a reduced low single-digit percentage rate in accordance with the terms of the License Agreement.

Either party may terminate the License Agreement upon a material, uncured default or certain insolvency events of the other party or upon 12 months' written notice prior to the end of the initial royalty term or any additional three-year rolling period. Elan may terminate the License Agreement in the event that the Company fails to meet specified development and commercialization milestones within specified time periods. The Company may terminate the License Agreement if the sale of Zohydro is prohibited by regulatory authorities, or if, despite commercially reasonable efforts, the Company is unable to obtain regulatory approval for Zohydro. The Company may also terminate the License Agreement, with or without cause, at any time upon six months' written notice prior to NDA approval for Zohydro and at any time upon 12 months' prior written notice after NDA approval for Zohydro.

Aradigm Corporation Asset Purchase Agreement

On August 25, 2006, the Company entered into an asset purchase agreement with Aradigm Corporation (Aradigm). Under the terms of the agreement, Aradigm assigned and transferred to the Company all of its right, title and interest to tangible assets and intellectual property related to the DosePro (formerly known as Intraject) needle-free drug delivery system. Aradigm also granted to the Company a non-exclusive, fully paid, worldwide, perpetual, irrevocable, transferable, sublicensable license under all other intellectual property of Aradigm that was owned, controlled or employed by Aradigm prior to the closing of the asset purchase and that is necessary or useful to the development, manufacture or commercialization of the DosePro delivery system. Aradigm also retained a worldwide, royalty-free, non-exclusive license, with a right to sublicense, under all transferred intellectual property rights solely for purposes of the pulmonary field, and the Company granted Aradigm a license under other intellectual property rights solely for use in the pulmonary field.

The Company paid Aradigm  $4,000,000 at the closing of the asset purchase and was required to make an additional  $4,000,000 milestone payment to Aradigm upon the U.S. commercialization of Sumavel DosePro (which payment was made in February 2010). The Company is also required to pay a 3% royalty on global net sales of Sumavel DosePro, by the Company or one of the Company's future licensees, if any, until the later of January 2020 or the expiration of the last valid claim of the transferred patents covering the manufacture, use, or sale of the product. The Company has recorded the second milestone payment as other assets in the consolidated balance sheet and is amortizing the milestone over the estimated life of the technology. For the six months ended June 30, 2011 and 2010 and the year ended December 31, 2010, the Company incurred  $630,000,  $382,000 and  $843,000, respectively, in royalty expenses on net product sales and the amortization of the milestones paid to Aradigm.

In addition, in the event the Company or one of its future licensees, if any, commercializes a non-sumatriptan product in the DosePro delivery system, the Company will be required to pay Aradigm, at the Company's election, either a 3% royalty on net sales of each non-sumatriptan product commercialized, or a fixed low-twenties percentage of the royalty revenues received by the Company from the licensee, if any, until the later of the ten year anniversary of the first commercial sale of the product in the United States or the expiration of the last valid claim of the transferred patents covering the manufacture, use or sale of the product. Royalty revenues under this agreement include, if applicable, running royalties on the net sales of non-sumatriptan products, license or milestone fees not allocable to development or other related costs incurred by the Company, payments in consideration of goods or products in excess of their cost, or payments in consideration for equity in excess of the then fair market value of the equity.

Consolidated Balance Sheet Details	6 Months Ended
Jun. 30, 2011
Consolidated Balance Sheet Details
Consolidated Balance Sheet Details
4.	Consolidated Balance Sheet Details

Inventory (in thousands)

Deferred costs represent the costs of product shipped for which recognition of revenue have been deferred.

	June 30, 2011	December 31,
		2010	2009
Raw materials	$5,971	$5,727	$3,323
Work in process	9,299	6,454	6,871
Finished goods	3,039	4,861	2,966
Deferred costs	247	1,251	0

	$18,556	$18,293	$13,160

Prepaid Expenses and Other Current Assets (in thousands)

	June 30, 2011	December 31,
		2010	2009
Value added tax receivable	$735	$698	$276
Prepaid insurance	271	555	48
Prepaid clinical costs	151	255	454
Receivable from collaboration partner for shared expenses	0	0	1,267
Other prepaid and current assets	1,198	743	743

	$2,355	$2,251	$2,788

Property and Equipment, Net (in thousands)

	June 30, 2011	December 31,
		2010	2009
Machinery, equipment and tooling	$11,880	$9,919	$9,696
Construction in progress	5,121	6,735	4,064
Computer equipment and software	1,070	1,051	840
Furniture and fixtures	557	557	433
Leasehold improvements	780	780	138

Property and equipment, at cost	19,408	19,042	15,171
Less accumulated depreciation	(4,399)	(3,608)	(2,180)

	$15,009	$15,434	$12,991

Depreciation expense for the six month ended June 30, 2011 and 2010 was  $791,000 and  $676,000, respectively and for the years ended December 31, 2010, 2009 and 2008, depreciation expense was  $1,428,000,  $1,017,000, and  $755,000, respectively.

Accrued Expenses (in thousands)

	June 30, 2011	December 31,
		2010	2009
Accrued clinical expense	$4,220	$3,629	$386
Accrued service fee	1,275	1,190	0
Value added tax payable	0	989	0
Accrued discounts and allowances	829	813	0
Accrued interest expense	253	265	521
Contract manufacturing fees	169	79	429
Other accrued expenses	2,084	2,474	1,155

	$8,830	$9,439	$2,491

Commitments	6 Months Ended
Jun. 30, 2011
Commitments
Commitments
5.	Commitments

Operating Leases

In August 2008, the Company entered into a 20-month operating lease for office facilities in San Diego, California commencing on September 1, 2008. Monthly rental payments are adjusted on an annual basis, and the office lease expires, as extended, in April 2012. This space is used for general and administrative and sales and marketing operations and personnel.

The Company also leases office space for its supply chain and inventory management and research and product development operations in Emeryville, California under a non-cancelable operating lease that expires in November 2011. The base rent is subject to a 3.0% increase each year for the duration of the lease. In October 2009, the Company amended the lease in order to acquire adjacent space. Under the terms of the amendment, the lease term was extended to September 2015 and the Company received an option to expand into additional space. The Company also received free rent for two months and a tenant improvement allowance of  $305,000.

In August 2009, the Company entered an operating lease agreement to lease up to 95 vehicles. Each vehicle has a lease term of 36 months with a fixed monthly rental payment. As security for the vehicle leases, the lessor required a letter of credit for  $200,000, which is collateralized by a certificate of deposit in the same amount.

The Company recognizes rent expense on a straight-line basis over the non-cancelable term of its operating leases. Rent expense for the years ended December 31, 2010, 2009 and 2008 was  $839,000,  $799,000 and  $672,000, respectively.

Future minimum lease payments as of December 31, 2010 are as follows (in thousands):

2011	$1,419
2012	1,199
2013	637
2014	538
2015 and thereafter	413

Total	$4,206

Manufacturing and Supply Agreements

The Company has a manufacturing services agreement with Patheon UK Limited (Patheon) for the aseptic capsule assembly, filling and inspection, final device assembly and purchasing of Sumavel DosePro, as well as other manufacturing and support services, which agreement expires on October 31, 2013. The Company has manufacturing and supply agreements with several third-party suppliers for the production of key components of Sumavel DosePro, which expire on various dates between 2012 and 2020. As of December 31, 2010, the Company has non-cancellable purchase orders for 2011 totaling approximately  $5,181,000 under these arrangements. In addition, the Company is required to pay Patheon a monthly manufacturing fee of £283,000, or approximately  $438,000 (based on the exchange rate as of December 31, 2010). As of December 31, 2010, the Company was committed to pay Patheon a total manufacturing fee of £9,633,000, or approximately  $14,901,000 (based on the exchange rate as of December 31, 2010), which is payable monthly over the remaining 34 months of the Patheon manufacturing services agreement.

Debt	6 Months Ended
Jun. 30, 2011
Debt
Debt
6.	Debt

Bridge Loans

In February 2009, the Company entered into a Note and Warrant Purchase Agreement, pursuant to which certain investors agreed to loan the Company up to  $14,800,000 (the Bridge Financing). During 2009, the Company drew down the entire  $14,800,000 available under the Bridge Financing in four tranches. Outstanding balances under the Bridge Financing accrued interest at a rate of 8% per annum compounded annually. The Company issued to investors in the Bridge Financing subordinated unsecured convertible promissory notes (Convertible Promissory Notes) under which all the then outstanding principal and interest amounts were due one year from the date of issuance. Upon the occurrence of a Qualified Financing (as defined in the Convertible Promissory Notes), the Convertible Promissory Notes and related accrued interest were convertible into shares issued in conjunction with the Qualified Financing at a conversion rate of  $1.10 per share. In September 2009, the Company completed a Qualified Financing with the close of the first tranche of its Series B convertible preferred stock financing at which time all the Convertible Promissory Notes and related accrued interest converted into shares of Series B convertible preferred stock.

In connection with the Bridge Financing, the loan investors also received warrant coverage equal to 25% of the shares to which the Convertible Promissory Notes convert, based on the original principal amount of the Convertible Promissory Notes. The warrants were exercisable into the same equity instrument issued in the Qualified Financing and had a seven year term. With the close of the Company's Series B Financing in September 2009 and the resulting conversion of the Convertible Promissory Notes, the warrants became exercisable into 3,363,619 shares of Series B convertible preferred stock at an exercise price of  $1.10 per share and terminated unexercised upon the completion of the Company's IPO in November 2010.

In addition to warrant coverage, the holders of the Convertible Promissory Notes received the benefit of a deemed conversion price of the Convertible Promissory Notes that was below the estimated fair value of the Series B convertible preferred stock at the time of their conversion. As a result, in 2009, the Company recorded  $3,009,000 in interest expense in the consolidated statement of operations to reflect the value of this beneficial conversion feature.

In July 2010, the Company entered into a Note Purchase Agreement, pursuant to which the Company borrowed an aggregate of  $15,000,000 from certain existing investors. Outstanding balances under the Note Purchase Agreement accrued interest at a rate of 8% per annum. The Company issued to these investors subordinated unsecured convertible promissory notes (2010 Notes) under which all the then outstanding principal and interest amounts are due one year from the date of issuance. The principal amount of the 2010 Notes and accrued interest thereon would automatically convert into shares of the Company's common stock upon completion of the Company's IPO at a conversion price equal to the Company's IPO price of  $4.00 per share.

The holders of the 2010 Notes received the benefit of a deemed conversion price of the 2010 Notes that was below the estimated fair value of the Series B convertible preferred stock at the time of their issuance. The fair value of this beneficial conversion feature was estimated to be  $8,182,000. The fair value of this beneficial conversion feature was recorded to debt discount and amortized to interest expense using the effective interest method over the term of the 2010 Notes. The Company recorded  $4,696,000 of interest expense related to the beneficial conversion feature during the year ended December 31, 2010. Upon the completion of the IPO the 2010 Notes converted to 3,873,756 shares of common stock and the unamortized debt discount balance of  $3,486,000 was recorded as a reduction to additional paid-in capital.

Term Debt

In June 2008, the Company entered into and borrowed  $18,000,000 under the Loan and Security Agreement with Oxford and CIT Healthcare LLC (the Oxford Agreement). The obligations under the Oxford Agreement were collateralized by personal property excluding certain intellectual property and all equipment pledged to secure the equipment financing described below. In July and October 2010, the Company amended and restated the Oxford Agreement, and Oxford and SVB became party to the amended agreement. In June 2011, the Company again amended and restated the amended Oxford/SVB agreement (the Amended Oxford/SVB Agreement), which provided among other things, the addition of intellectual property to the collateral securing the Oxford/SVB loan and the deferral of principal repayment to commence on February 1, 2012. The Amended Oxford/SVB Agreement consists of a  $25,000,000 term loan and a  $10,000,000 revolving credit facility. The obligations under the Amended Oxford/SVB Agreement are collateralized by the Company's intellectual property and personal property (including, among other things, accounts receivable, equipment, inventory, contract rights or rights to payment of money, license agreements, general intangibles and cash).

The Amended Oxford/SVB Agreement includes financial covenants requiring that the Company achieve, as of the last day of each month measured on a trailing three-month basis, actual revenue of at least a specified percentage of the Company's projected revenue as provided to Oxford and SVB in the event the Company fails to maintain a liquidity ratio (defined, in general, as the ratio of (a) cash and cash equivalents deposited with SVB plus unused borrowing capacity under that agreement to (b) all debt, capital lease obligations and contingent obligations owed to the lenders) of 1.25 to 1.00. The agreement also includes a covenant that the audit report accompanying the Company's year-end consolidated financial statements for fiscal year 2010 and thereafter not include a "going concern" qualification. In March 2011, the Company obtained a waiver from Oxford and SVB for the breach caused by the receipt of the 2010 audit report from our independent registered public accounting firm, which includes a modification of their standard report for the going concern uncertainty. In addition to certain other customary restrictive covenants, the Amended Oxford/SVB Agreement prohibits the Company, subject to certain customary exceptions, from (1) incurring any debt other than, among other things, debt under the Amended Oxford/SVB Agreement and other debt permitted thereunder, (2) entering into mergers with, or acquisitions of all or substantially all the assets of, another entity with a value in excess of  $100,000 or a change in control of the Company, (3) entering into sale and leaseback transactions, (4) having a change in its management such that its Chief Executive Officer, Chief Financial Officer or President resigns, is terminated or is no longer actively involved in the Company's management in his or her current position and is not replaced with a person acceptable to the Company's board of directors within 120 days, (5) permitting liens to exist on the Company's properties and (6) making distributions and investments. The agreement provides that an event of default will occur if, among other customary events of default, (1) there is a material adverse change in the Company's business, operations or condition (financial or otherwise) or material impairment in the prospects of the Company repaying any portion of its obligations under the agreement, (2) there is a material impairment in the value of the collateral pledged to secure its obligations under the agreement, (3) the Company defaults in the payment of any amount payable under the agreement when due, or (4) breaches any covenant in the agreement (subject to a grace period in some cases).

The  $25,000,000 term loan bears an interest rate of 12.06% per annum. The monthly repayment schedule includes interest only payments through January 2012 followed by principal and interest payments for the subsequent 24 months. The term loan requires a final payment of  $1,200,000, in addition to principal repayments, at the loan maturity date, which is on the earliest of January 1, 2014, the occurrence of an event of default resulting in the Company's obligations becoming due and payable in accordance with the Amended Oxford/SVB Agreement, or the date of any prepayment of all the Company's outstanding obligations thereunder. The Company has the option to prepay the outstanding balance of the term loan in full, subject to the  $1,200,000 final payment and a prepayment fee of either 2% or 3% of the principal amount prepaid depending upon when the prepayment occurs. The outstanding principal balance of the term loan as of June 30, 2011 and December 31, 2010 is  $25,000,000.

Under the terms of the revolving credit facility, the Company may borrow up to  $10,000,000 based on eligible accounts receivable and inventory balances, as defined within the Amended Oxford/SVB Agreement. Amounts outstanding under the revolving credit facility accrue interest, payable monthly, at a floating rate per annum equal to the greater of 3.29% above SVB's prime rate or 7.29%. In addition, the Company pays a monthly fee equal to 0.5% per annum of the average unused portion of the revolving credit facility. The revolving credit facility requires a final payment of  $100,000, in addition to principal and interest repayments, at the loan maturity date. The Company has the option to terminate the revolving credit facility prior to the loan maturity date and repay the outstanding balance in full, subject to a termination fee between  $100,000 and  $300,000 depending upon when the termination occurs.

As of June 30, 2011 and December 31, 2010, the Company had  $3,714,000 and  $3,585,000, respectively, of outstanding principal under the revolving credit facility, and  $6,286,000 and  $6,415,000, respectively, was available for future borrowings to the extent of available borrowing base. As of June 30, 2011 and December 31, 2010,  $3,612,000 and  $3,449,000, respectively, is reflected on the consolidated balance sheet net of debt discounts related to the fees and warrants issued in connection with the Amended Oxford/SVB Agreement.

Equipment Financing

In March 2007, the Company entered into a  $10,000,000 master loan and security agreement (GE Agreement) with GE Capital Corporation (GE Capital) for the purpose of financing capital equipment purchases. Each borrowing is under a promissory note repayable in 48 monthly installments based upon a monthly repayment schedule bearing interest at an annual rate determined on the date of borrowing. The first promissory note was executed in March 2007 for  $3,500,000 with an interest rate of 10.08%. A second promissory note was executed in December 2007 for  $1,000,000 with an interest rate of 9.91%. The Company's ability to make further borrowing under the GE Agreement expired on December 21, 2007.

The Company had the option to prepay the outstanding balance of the promissory notes in full, subject to a prepayment fee as defined in the GE Agreement. The outstanding principal balance of the GE Agreement as of December 31, 2010 was  $675,000 and was repaid in full on June 30, 2011.

Maturities of long-term debt as of December 31, 2010, are as follows (in thousands):

2011	$7,281
2012	11,659
2013	11,633
2014	2,169
2015	0

Total minimum payments	32,742
Less amount representing interest	(7,068)

Present value of net minimum payments	25,674
Less unamortized discount	(2,221)

Total long-term debt	23,453
Less current portion	(3,519)

Long-term portion	$19,934

Interest expense related to long-term debt for the years ended December 31, 2010, 2009 and 2008 was  $4,727,000,  $2,712,000, and  $1,718,000 respectively.

Convertible Preferred Stock And Stockholders' Equity	6 Months Ended
Jun. 30, 2011
Convertible Preferred Stock And Stockholders' Equity
Convertible Preferred Stock And Stockholders' Equity
7.	Convertible Preferred Stock and Stockholders' Equity

Convertible Preferred Stock

As of December 31, 2010, there were no shares of convertible preferred stock issued or outstanding as all shares totaling 142,398,142 of preferred stock converted to 14,239,797 shares of common stock on a 10 for 1 basis upon completion of the IPO.

Under the Company's amended and restated certificate of incorporation, as of December 31, 2010, the Company is authorized to issue 10,000,000 shares of preferred stock with a  $0.001 par value.

Common Stock

Under the Company's amended and restated certificate of incorporation, as of December 31, 2010, the Company is authorized to issue 100,000,000 shares of common stock with a  $0.001 par value. Each share of common stock is entitled to one vote. The holders of common stock are also entitled to receive dividends whenever funds are legally available and when declared by the board of directors, subject to the prior rights of holders of convertible preferred stock.

In May and August 2006, in conjunction with the founding of the Company, 1,138,500 shares of common stock were issued to the founders (Founder's Stock) at a price of  $0.01 per share for total proceeds of  $11,000. Of the total Founder's Stock issued, 1,120,000 shares vested over periods between two and four years and the Company had the option to repurchase any unvested shares at the original purchase price upon any voluntary or involuntary termination. There were zero and 87,000 unvested shares of common stock at December 31, 2010 and 2009, respectively.

Common stock reserved for future issuance is as follows (in thousands):

	June 30, 2011	December 31, 2010
Stock options and restricted stock units outstanding	3,389	1,479
Warrants to purchase common stock	283	257
Shares authorized for future issuance under equity and purchase plans	2,056	2,721

	5,728	4,457

Common Stock Warrants

In June 2011, and in connection with entering into the Amended Oxford/SVB Agreement (see Note 6), the Company issued to Oxford and SVB warrants exercisable into an aggregate of 26,455 shares of common stock. The warrants are exercisable at  $3.78 per share of common stock and have a term of 7 years. The value of the warrants of approximately  $76,000 was recorded as debt discount and additional paid in capital in the accompanying financial statements.

Convertible Preferred Stock Warrants

In connection with the execution of the Amended Oxford Agreement in July 2010, which was subsequently amended in October 2010, the Company issued warrants to Oxford and Silicon Valley Bank to purchase 1,145,455 and 445,455 shares, respectively, of Series B convertible preferred stock at an exercise price of  $1.10 per share. The warrants were to expire upon the earlier of the tenth anniversary of the issuance date or five years following the effective date of the Company's initial public offering (in the periods prior to the effective date of the Company's initial public offering). In connection with the Company's initial public offering in November 2010, these warrants were converted to 159,090 warrants for common stock at an exercise price of  $11.00 per share based on a ten-for-one reverse stock split.

In connection with the issuance of the Convertible Promissory Notes from February to July 2009, the Company issued warrants to the lenders to purchase a total of 3,363,619 shares of Series B convertible preferred stock (the Bridge Loan Warrants). The Bridge Loan Warrants had an exercise price of  $1.10 and terminated unexercised upon the completion of the Company's initial public offering in November 2010. In connection with the closing of the second tranche of the Series B Financing in December 2009, the Company issued warrants to the participating Series B investors to purchase a total of 9,545,447 shares of Series B convertible preferred stock (the Series B Warrants), which warrants were amended in October 2010 to allow for their exercisability. The Series B Warrants terminated unexercised upon the completion of the Company's initial public offering in November 2010.

In connection with the execution of the Oxford Agreement in June 2008, the Company issued warrants to Oxford Finance and CIT Healthcare to purchase 410,227 and 367,046 shares, respectively, of Series A-2 convertible preferred stock. The warrants had an exercise price of  $1.10 per share and expire in June 2018. In connection with the Company's initial public offering in November 2010, these warrants were converted to 77,726 warrants for common stock at an exercise price of  $11.00 per share based on a ten-for-one reverse stock split.

In connection with the execution of the GE Agreement in March 2007, the Company issued a warrant to GE Capital to purchase 200,000 shares of Series A-1 convertible preferred stock. The warrant has an exercise price of  $1.00 per share and expires in March 2014. In connection with the Company's initial public offering in November 2010, the warrant was converted to 20,000 warrants for common stock at an exercise price of  $10.00 per share based on a ten-for-one reverse stock split.

In accordance with accounting guidance for warrants for shares in redeemable securities, the Company classified warrants for convertible preferred stock as liabilities on the consolidated balance sheet based on fair value and increases or decreases in the fair value of such warrants were recorded as other income (expense) in the consolidated statement of operations. Upon the closing of the IPO on November 29, 2010, all preferred stock converted into common stock. The Series B warrants, with the exception of those issued to Oxford and SVB, terminated unexercised. The remaining warrants were converted into warrants to purchase common stock and reclassed from a liability to equity.

Stock-Based Compensation	6 Months Ended
Jun. 30, 2011
Stock-Based Compensation
Stock-Based Compensation
8.	Stock-Based Compensation

Stock-Based Compensation Plans

During 2006, the Company adopted the 2006 Equity Incentive Award Plan (as amended, the 2006 Plan) under which 1,134,000 shares of common stock were reserved for issuance to employees, directors and consultants of the Company at December 31, 2010 and 2009. The 2006 Plan provides for the grant of incentive stock options, non-qualified stock options and rights to purchase restricted stock to eligible recipients. Recipients of stock options are eligible to purchase shares of the Company's common stock at an exercise price equal to no less than the estimated fair market value of such stock on the date of grant. The maximum term of options granted under the 2006 Plan is ten years.

Options granted pursuant to the 2006 Plan generally vest over four years and vest at a rate of 25% upon the first anniversary of the vesting commencement date and 1/48th per month thereafter. The 2006 Plan allows the option holders to exercise their options early and acquire option shares, which are then subject to repurchase by the Company at the original exercise price of such options. At December 31, 2010 and 2009 there were 15,000 and 102,000, respectively, of unvested shares of common stock issued to employees of the Company in connection with the early exercise of stock option grants which the Company has recorded as a liability in the accompanying consolidated balance sheets.

During 2010, the Company adopted the 2010 Equity Incentive Award Plan (the 2010 Plan). The 2010 Plan became effective immediately prior to the completion of the initial public offering. An initial 2,000,000 shares are reserved for issuance to employees, directors and consultants of the Company under the plan. An additional 233,689 shares of common stock, available for issuance under the 2006 Plan, were made available for future grant under the 2010 Equity Award Plan. The number of shares initially reserved were subsequently increased by the number of shares of common stock related to awards granted under the 2006 Plan that are repurchased, forfeited, expired or are cancelled on or after the effective date of the 2010 Plan. The 2010 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units and rights to purchase restricted stock to eligible recipients. Recipients of stock options are eligible to purchase shares of the Company's common stock at an exercise price equal to no less than the estimated fair market value of such stock on the date of grant. The maximum term of options granted under the 2010 Plan is ten years.

The 2010 Plan contains an "evergreen provision" that allows for an annual increase in the number of shares available for issuance under the 2010 Plan commencing on January 1, 2011 and on each January 1 thereafter during the ten-year term of the 2010 Plan. The annual increase in the number of shares is equal to the lower of:

•	4% of the Company's outstanding common stock on the applicable January 1;

•	1,000,000 shares; or

•	A lesser number of shares as determined by the board of directors.

At June 30, 2011 and December 31, 2010, 2,056,065 and 2,220,717 shares of common stock were available for future issuance under the 2010 Plan.

Options granted pursuant to the 2010 Plan generally vest over four years and vest at a rate of 25% upon the first anniversary of the vesting commencement date and 1/48th per month thereafter. Restricted stock units granted pursuant to the 2010 Plan vest on the first anniversary of the vesting commencement date.

The 2006 and 2010 Plans are intended to encourage ownership of stock by employees, consultants and non-employee directors of the Company and to provide additional incentives for them to promote the success of the Company's business. The board of directors is responsible for determining the individuals to receive equity grants, the number of shares subject to each grant, the exercise price per share and the exercise period of each option. The Company satisfies option exercises through issuance of new shares.

During 2010, the Company adopted the 2010 Employee Stock Purchase Plan (The Purchase Plan), which allows employees to purchase shares of the Company's common stock during a specified offering period. The purchase price is 85% of the lower of the closing price of the stock on the first day of the offering period or the closing price of the stock on the date of purchase. Eligible employees may elect to withhold up to 20% of their compensation during any offering period for the purchase of stock up to a maximum of 20,000 shares per purchase period. A total of 750,000 shares of common stock are reserved for issuance under the Purchase Plan. The length of the offering period is determined by the compensation committee and may be up to 27 months long. The first offering period under the Purchase Plan is from June 1, 2011 through May 31, 2012 with two purchase periods of six months each.

Information with respect to the number and weighted average exercise price of stock options and restricted stock units under the 2006 and 2010 Plans is summarized as follows (number of shares in thousands):

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2009	808	$2.71
Granted	739	4.06
Exercised	(23)	3.11
Canceled/Forfeited	(45)	3.61

Outstanding at December 31, 2010	1,479	$3.35	8.66	$3,479

Granted	1,964	4.48
Exercised	(4)	3.18
Canceled/Forfeited	(50)	3.96

Outstanding at June 30, 2011	3,389	$4.01	8.93	$1,032

Exercisable at December 31, 2010(1)	1,243	$3.20	8.50	$3,075

Vested at December 31, 2010	518	$2.63	7.89	$1,604

(1)	Includes awards with early exercise provisions that permit optionee to exercise unvested options.

The intrinsic values above represent the aggregate value of the total pre-tax intrinsic value based upon a common stock price of  $4.01 and  $5.67 at June 30, 2011 and December 31, 2010, respectively, and the contractual exercise prices. At December 31, 2010, the weighted average fair value of options outstanding was  $6.56 per share.

	Years Ended December 31,
	2010	2009	2008
Weighted-average grant date fair value	$11.52	$3.30	$6.80
Aggregate intrinsic value of options exercised	61,000	256,000	17,000
Total fair value of shares vested	$660,000	$414,000	$159,000

Stock-Based Compensation

The Company uses the Black-Scholes option-pricing model for determining the estimated fair value and stock-based compensation for stock-based awards to employees and the board of directors. The assumptions used in the Black-Scholes option-pricing model are as follows:

	Six Months Ended June 30,		Year Ended December 31,
	2011	2010	2010	2009	2008
Stock Options
Risk free interest rate	1.8% to 2.6%	2.0% to 2.3%	1.7 % to 2.3%	2.3% to 2.8%	2.7% to 3.2%
Expected term	5.0 to 6.1 years	5.0 to 5.9 years	5.0 to 6.1 years	5.0 to 6.1 years	5.0 to 6.1 years
Expected volatility	72.3% to 89.7%	94.6% to 95.7%	90.8% to 96.0%	105.6% to 107.6%	80.6% to 86.0%
Expected dividend yield	0.0%	0.0%	0.0%	0.0%	0.0%
Fair value of underlying stock	$3.87 to $5.04	$1.35	$5.73 to $13.50	$3.20 to $3.60	$3.50 to $19.10
Employee Stock Purchase Plan
Risk free interest rate	0.1%
Expected term	0.5 years
Expected volatility	75.2%
Expected dividend yield	0.0%
Fair value of underlying stock	$4.15

The risk-free interest rate assumption was based on the rates for U.S. Treasury zero-coupon bonds with maturities similar to those of the expected term of the award being valued. The assumed dividend yield was based on the Company's expectation of not paying dividends in the foreseeable future. The weighted average expected term of options was calculated using the simplified method as prescribed by accounting guidance for stock-based compensation. This decision was based on the lack of relevant historical data due to the Company's limited historical experience. In addition, due to the Company's limited historical data, the estimated volatility was calculated based upon the historical volatility of comparable companies whose share prices are publicly available.

The Company recognized stock-based compensation expense as follows (in thousands):

	Six Months Ended June 30,		Year Ended December 31,
	2011	2010	2010	2009	2008
Cost of sales	$62	$41	$105	$0	$0
Research and development	331	141	393	310	227
Selling, general and administrative	1,790	657	2,009	716	692

Total	$2,183	$839	$2,507	$1,026	$919

As of December 31, 2010, there was approximately  $8,329,000 of total unrecognized compensation costs related to outstanding options, which is expected to be recognized over a weighted average period of 2.76 years.

At December 31, 2010, all stock options outstanding to consultants were vested. In accordance with accounting guidance for stock-based compensation, the Company re-measured the fair value of stock option grants to non-employees at each reporting date and recognized the related income or expense during their vesting period. Expense recognized for stock options to consultants was immaterial for the years ended December 31, 2010, 2009 and 2008, respectively. Stock option expense for awards issued to consultants is included within research and development expense in the consolidated statement of operations.

Employee Benefit Plan	6 Months Ended
Jun. 30, 2011
Employee Benefit Plan
Employee Benefit Plan
9.	Employee Benefit Plan

Effective February 1, 2007, the Company has established a defined contribution 401(k) plan (the Plan) for all employees who are at least 21 years of age. Employees are eligible to participate in the Plan beginning on the first day of the month following one month of employment. Under the terms of the Plan, employees may make voluntary contributions as a percentage of compensation. The Company's contributions to the Plan are discretionary, and no contributions have been made by the Company to date.

Income Taxes	6 Months Ended
Jun. 30, 2011
Income Taxes
Income Taxes
10.	Income Taxes

In July 2006, the FASB issued a new accounting standard which clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements and prescribes a recognition threshold and measurement attributes to financial statement disclosure of tax positions taken or expected to be taken on a tax return. Under this guidance, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, this standard provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

The Company adopted this new accounting standard on January 1, 2009. There were no unrecognized tax benefits as of the date of adoption, and there are no unrecognized tax benefits included in the consolidated balance sheet at December 31, 2009.

The following table summarizes the activity related to the Company's unrecognized tax benefits during the year ended December 31, 2010 (in thousands):

Unrecognized tax benefits - January 1, 2010	$0
Gross increases based on tax positions related to current year	85
Gross increases based on tax positions related to prior year	477
Settlements with taxing authorities	0
Expiration of statute of limitations	0

Unrecognized tax benefits – December 31, 2010	$562

The Company's policy is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company had no accrued interest or penalties on the consolidated balance sheets at December 31, 2010 and 2009 and has recognized no interest and/or penalties in the consolidated statements of operations through the year ended December 31, 2010.

The Company is subject to taxation in the U.S. and state jurisdictions. The Company's tax years for 2006 and forward can be subject to examination by the United States and state tax authorities due to the carry forward of net operating losses.

At December 31, 2010, the Company had federal and California income tax net operating loss carryforwards of approximately  $159,603,000 and  $136,186,000, respectively. The federal tax loss carryforwards will begin expiring in 2026 unless previously utilized, and the California tax loss carryforwards will begin expiring in 2016 unless previously utilized. In addition, the Company has federal and California research and development income tax credit carryforwards of  $1,781,000 and  $1,321,000, respectively. The federal research and development income tax credit carryforwards will begin to expire in 2026 unless previously utilized. The California research and development income tax credit carryforwards will carry forward indefinitely until utilized.

The Company has completed an analysis under Internal Revenue Service Code (IRC) Sections 382 and 383 to determine if the Company's net operating loss carryforwards and research and development credits are limited due to a change an ownership. The Company has determined that as of December 31, 2010 the Company had one ownership change, as defined by IRC Sections 382 and 383, which occurred in August 2006 upon the issuance of the Series A-1 convertible preferred stock. As a result of this ownership change, the Company has reduced its net operating loss carryforwards by  $1,900,000 and research and development income tax credits by  $8,000. Pursuant to IRC Section 382 and 383, use of the Company's net operating loss and research and development income tax credit carryforwards may be limited in the event of a future cumulative change in ownership of more than 50% within a three-year period.

The reconciliation of income tax computed at the Federal statutory tax rate to the expense for income taxes is as follows:

	December 31,
	2010	2009	2008
Tax at statutory rate	$(25,008)	$(16,825)	$(15,413)
State taxes, net of federal benefit	(2,953)	(1,965)	(2,664)
Change in valuation allowance	27,968	15,055	18,780
Permanent Interest Disallowed	526	3,811	0
Credits and other	(523)	(76)	(703)

	$10	$0	$0

Significant components of the Company's deferred tax assets as of December 31, 2010 and 2009 are listed below. A valuation allowance of  $75,166,000 and  $47,195,000 and for the years ended December 31, 2010 and 2009, respectively, has been established to offset the deferred tax assets as realization of such assets is uncertain. The components of the deferred tax assets are as follows (in thousands):

	December 31,
	2010	2009
Deferred tax assets:
Net operating losses	$62,364	$42,971
Research and development	2,241	1,489
Depreciation and amortization	101	348
Start-up/organization costs	136	153
Accrued vacation	332	242
Deferred rent	37	40
Inventory reserve and UNICAP	914	1,515
Accrued expenses	2,026	335
Deferred Revenue	6,684	0
Other, net	331	102

Total deferred tax assets	75,166	47,195
Less valuation allowance	(75,166)	(47,195)

Net deferred tax assets	$0	$0

The Company incurred  $10,000 in income tax expense for the year ended December 31, 2010 related to taxable income generated by its wholly-owned subsidiary Zogenix Europe Limited.

Subsequent Events	6 Months Ended
Jun. 30, 2011
Subsequent Events
Subsequent Events
11.	Subsequent Events (unaudited)

Cowen Royalty Financing Agreement

On July 18, 2011, the Company closed the royalty financing agreement (the Financing Agreement) with Cowen Royalty. Under the terms of the Financing Agreement, the Company borrowed  $30,000,000 from Cowen Royalty (the Borrowed Amount) and the Company agreed to repay such Borrowed Amount together with a return to Cowen Royalty, as described below, out of the Company's direct product sales, co-promotion revenues and out-license revenues (collectively, "Revenue Interest") that the Company may record or receive as a result of worldwide commercialization of the Company's products including Sumavel DosePro, Zohydro (formerly ZX002) and other future products.

In addition, upon the closing of and in connection with the Financing Agreement, the Company issued and sold to Cowen Royalty  $1,500,000 of the Company's common stock, or 388,601 shares, at a price of  $3.86 per share. The Company also issued to Cowen Royalty a warrant exercisable into 225,000 share of the Company's common stock. The warrant is exercisable at  $9 per share and has a term of 10 years.

Under the Financing Agreement, the Company is obligated to pay to Cowen Royalty:

•

5% of the first  $75 million of Revenue Interest recorded (in the case of net product sales) or received (in the case of co-promotion revenues and license fees) by the Company in a calendar year (or 5.75% if the co-promotion agreement with Astellas is terminated prior to June 30, 2013, with a reversion back to 5% possible if certain net sales of Sumavel DosePro are achieved or if Zohydro is commercialized in the four calendar quarters immediately following the effective date of termination);

•	2.5% of the next $75 million of Revenue Interest recorded (in the case of net product sales) or received (in the case of co-promotion revenues and license fees) by the Company in a calendar year; and

•	0.5% of Revenue Interest over and above $150 million recorded (in the case of net product sales) or received (in the case of co-promotion revenues and license fees) by the Company in a calendar year.

Net sales of Sumavel DosePro outside the United States are only included in the Revenue Interest if such net sales exceed  $10 million. Once the aggregate payments, including the fixed payments described below, made by the Company to Cowen Royalty equal  $75 million, the percentage of Revenue Interest owed to Cowen Royalty is reduced to 0.5% for the remainder of the term of the financing agreement, with only Sumavel DosePro and Zohydro subject to the Revenue Interest payments thereafter. The Company is also obligated to make three fixed payments of  $10 million on (or before at the option of the Company) each of January 31, 2015, January 31, 2016 and January 31, 2017. Prepayment requires the consent of the lenders under the Amended Oxford/SVB Agreement while balances remain outstanding under that facility.

The obligation of the Company to make the Revenue Interest payments during the term of the Financing Agreement are secured under a security agreement by a second priority security interest (junior to the security interest of Oxford and SVB under the Amended Oxford /SVB Agreement) in substantially all assets of the Company, including intellectual property and other rights of the Company to the extent necessary or used to commercialize the Company products. The security interest will be extinguished at the end of the term or once the aggregate payments made by the Company to Cowen Royalty equal  $75 million, whichever is sooner. Cowen Royalty, Oxford and SVB entered into an intercreditor agreement which governs their respective rights as secured creditors. The Company has agreed to specified positive and negative covenants in connection with the Financing Agreement.

The Company has the option to terminate the Financing Agreement at the Company's election in connection with a change of control of the Company, as defined in the Financing Agreement, upon the payment of a base amount of  $52.5 million, or, if higher, an amount that generates a 19% internal rate of return on the Borrowed Amount as of the date of prepayment, in each case reduced by the Revenue Interest and principal payments received by Cowen Royalty up to the date of prepayment.

Cowen Royalty has the option to terminate the Financing Agreement at its election in connection with a change of control of the Company (which includes the sale, transfer, assignment or licensing of the Company's rights in the United States to either Sumavel DosePro or Zohydro), a bankruptcy event with respect to the Company or an event of default under the Financing Agreement. Upon such a termination by Cowen Royalty, the Company is obligated to make a payment of a base amount of  $45 million, or, if higher, an amount that generates a 17% internal rate of return on the Borrowed Amount as of the date of prepayment, in each case reduced by the Revenue Interest and principal payments received by Cowen Royalty up to the date of prepayment.

Unless terminated earlier as discussed above, the Financing Agreement terminates on March 31, 2018.

Durect Development and License Agreement

On July 11, 2011, the Company entered into a development and license agreement with Durect Corporation (the License Agreement). Under the License Agreement, the Company will be responsible for the clinical development and commercialization of Relday, a proprietary, long-acting injectable formulation of risperidone using Durect's SABER™ controlled-release formulation technology in combination with the Company's DosePro® needle-free, subcutaneous drug delivery system. Durect will be responsible for non-clinical, formulation and CMC development responsibilities. Durect will be reimbursed by the Company for its research and development efforts on the product.

The Company paid a non-refundable upfront fee to Durect of  $2.25 million. The Company is obligated to pay Durect up to  $103 million in total future milestone payments with respect to the product subject to and upon the achievement of various development, regulatory and sales milestones. The Company is also required to pay a mid single-digit to low double-digit percentage patent royalty on annual net sales of the product determined on a jurisdiction-by-jurisdiction basis. The patent royalty term is equal to the later of the expiration of all Durect technology patents or joint patent rights in a particular jurisdiction, the expiration of marketing exclusivity rights in such jurisdiction, or 15 years from first commercial sale in such jurisdiction. After the patent royalty term, the Company will continue to pay royalties on annual net sales of the product at a reduced rate for so long as the Company continues to sell the product in the jurisdiction. The Company is also required to pay to Durect a tiered percentage of fees received in connection with any sublicense of the licensed rights.

Durect granted to the Company an exclusive worldwide license, with sub-license rights, to Durect intellectual property rights related to Durect's proprietary polymeric and non-polymeric controlled-release formulation technology to make and have made, use, offer for sale, sell and import risperidone products, where risperidone is the sole active agent, for administration by injection in the treatment of schizophrenia, bipolar disorder or other psychiatric related disorders in humans. Durect retains the right to supply the Company's Phase 3 clinical trial and commercial product requirements on the terms set forth in the License Agreement.

Durect retains the right to terminate the License Agreement with respect to specific countries if the Company fails to advance the development of the product in such country within a specified time period, either directly or through a sublicensee. In addition, either party may terminate the License Agreement upon insolvency or bankruptcy of the other party, upon written notice of a material uncured breach or if the other party takes any act that attempts to impair such other party's relevant intellectual property rights. The Company may terminate the License Agreement upon written notice if during the development or commercialization of the product, the product becomes subject to one or more serious adverse drug experiences or if either party receives notice from a regulatory authority, independent review committee, data safety monitory board or other similar body alleging significant concern regarding a patient safety issue. The Company may also terminate the License Agreement with or without cause, at any time upon prior written notice.

Schedule II - Valuation And Qualifying Accounts	6 Months Ended
Jun. 30, 2011
Schedule II - Valuation And Qualifying Accounts
Schedule II - Valuation And Qualifying Accounts

SCHEDULE II – VALUATION AND QUALIFYING ACCOUNTS (in thousands):

	Balance at Beginning of Year	Additions Charged to Expense	(Deductions)	Balance at End of Year
Inventory reserves:
2010	$2,497	$1,401	$(2,217)	$1,681
2009	—	2,497	—	2,497